UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a--6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a--12

iTeos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ITEOS THERAPEUTICS, INC.

321 Arsenal Street, Suite 301

Watertown, Massachusetts 02472

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held June 9, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), of iTeos Therapeutics, Inc. (the “Company”), will be held on June 9, 2022 at 11:00 a.m. Eastern Time. Due to health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MGJXN6Y to register and entering your control number included on your Notice of Internet Availability of Proxy Materials (“Internet Notice”), your proxy card or on the instructions that accompanied your proxy materials. The purpose of the Annual Meeting is the following:

1.
To elect four Class II director nominees to our board of directors (the “Board"), to serve until the Company’s 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;
2.
To approve the Amended and Restated 2020 Stock Option and Incentive Plan;
3.
To ratify the appointment of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
4.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of Class II directors relates solely to the election of Class II directors nominated by the Board.

Only iTeos Therapeutics, Inc. stockholders of record at the close of business on April 18, 2022, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice, instead of a paper copy of our proxy materials and our 2021 Annual Report to Stockholders, or 2021 Annual Report. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2021 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you are able to attend the Annual Meeting and vote your shares online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Instructions on how to vote during the meeting will be provided after you complete the registration process.

By order of the Board of Directors, Michel Detheux Chief Executive Officer

Watertown, Massachusetts

April 25, 2022

iTeos Therapeutics, Inc.

Proxy Statement	1
Proposal No. 1—Election of Class I Directors	6
Proposal No. 2 - Approval of Amended and Restated 2020 Stock Option and Incentive Plan.	11
Proposal No. 3—Ratification of the Appointment of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as iTeos’ Independent Registered Public Accounting Firm	17
Corporate Governance	18
Certain Relationships and Related-Party Transactions	32
Principal Stockholders	32
Section 16(a) Beneficial Ownership Reporting Compliance	35
Report of the Audit Committee	36
Householding	37
Stockholder Proposals	37
Other Matters	37
Appendix A	A-1

ITEOS THERAPEUTICS, INC.

321 Arsenal Street, Suite 301

Watertown, Massachusetts 02472

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2022

This proxy statement contains information about the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of iTeos Therapeutics, Inc., which will be held onpJune 9, 2022 at 11:00 a.m. Eastern Time. Due to health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by following the instructions at www.meetnow.global/MGJXN6Y, where you will be able to listen to the meeting live, submit questions and vote. The Board of Directors of iTeos Therapeutics, Inc. (the “Board”) is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “iTeos,” “the Company,” “we,” “us,” and “our” refer to iTeos Therapeutics, Inc. The mailing address of our principal executive offices is iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2021 available to stockholders on April 25, 2022.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act"), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in July 2020; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 9, 2022:

This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.envisionreports.com/ITOS.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission (SEC), except for exhibits, will be furnished without charge to any stockholder upon written request to iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

ITEOS THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 25, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice. Our proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2021 Annual Report to Stockholders, or 2021 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 25, 2022. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2022 Annual Meeting of Stockholders, this proxy statement and our 2021 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Who is soliciting my vote?

Our Board is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 18, 2022.

How many votes can be cast by all stockholders?

There were 35,524,135, shares of our common stock, par value $0.001 per share, outstanding on April 18, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 18, 2022.

How do I vote?

Over the Internet prior to the Annual Meeting:

To provide voting instructions over the internet prior to the Annual Meeting, please go to the following website: www.envisionreports.com/ITOS, and follow the instructions at that site for submitting your proxy electronically. If you submit voting instructions over the internet prior to the Annual Meeting, you do not need to complete and mail your proxy card or submit your proxy by telephone.

By Telephone prior to the Annual Meeting:

To provide voting instructions by telephone, please call 1-800-652-8683, and follow the instructions provided on the proxy card. If you submit voting instructions by telephone, you do not need to complete and mail your proxy card or submit your proxy over the internet.

By Mail prior to the Annual Meeting:

To submit voting instructions using the printed proxy card that may be delivered to you upon request, simply complete, sign and date the proxy card and return it promptly, in the postage prepaid envelope provided to Proxy Services, C/O Computer Investor Services, PO Box 505008, Louisville KY 40233-9814. If you submit a proxy card by mail, you do not need to submit voting instructions over the internet or by telephone. If we receive the proxy card no later than June 8, 2022, we will vote your shares as you direct.

Online during the Annual Meeting:

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your iTeos Therapeutics, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 3, 2022.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare, iTeos Therapeutics, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

What are the Board’s recommendations on how to vote my shares?

Our Board recommends a vote:

Proposal 1: FOR election of the Class II director nominees

Proposal 2: FOR approval of Amended and Restated 2020 Stock Option and Incentive Plan

Proposal 3: FOR ratification of the selection of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as the Company’s independent registered public accounting firm

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and submitting a new proxy by mail that we receive before the start of the Annual Meeting or submit new voting instructions by phone or over the Internet, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your voting instructions.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

What vote is required to approve each item and how are votes counted?

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR and AGAINST, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and, therefore, do not have the effect of votes in opposition to such proposals. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proposal 1: Election of Class II director nominees

For the election of the Class II director nominees, the director nominees presented must be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. To elect a director nominee to the Board, the votes cast FOR the director nominee must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 1. Proposal 1 is a non-routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or AGAINST any director nominee and will be treated as broker non-votes. As a result, broker non-votes will have no effect on the voting of Proposal 1.

Proposal 2: Approval of Amended and Restated 2020 Stock Option and Incentive Plan

For the approval of the Amended and Restated 2020 Stock Option and Incentive Plan, the votes cast FOR the approval of the Amended and Restated 2020 Stock Option and Incentive Plan must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 2. Proposal 2 is a non-routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 2. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST the approval of the Amended and Restated 2020 Stock Option and Incentive Plan and will be treated as broker non-votes. As a result, broker non-votes will have no effect on the voting of Proposal 2.

Proposal 3: Ratification of the selection of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as our independent registered public accounting firm

For the ratification of the selection of Deloitte as our independent registered public accounting firm for our 2022 fiscal year, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 3. Proposal 3 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 3.

If there are insufficient votes to approve Proposal(s) 1, 2 or 3 your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 and Proposal No. 2 are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote for these proposals, and those votes will be counted as broker “non-votes.” Proposal No. 3 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2022 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 26, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

PROPOSAL NO. 1—ELECTION OF CLASS I DIRECTORS

Our Board currently consists of ten members. In accordance with the terms of our certificate of incorporation and bylaws, our Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I directors are Detlev Biniszkiewicz and Derek DiRocco, and their terms will expire at the annual meeting of stockholders to be held in 2024;
•
the Class II directors are Aaron Davis, Matthew Roden, Ann D. Rhoads and Tony Ho, and their terms will expire at the Annual Meeting; and
•
the Class III directors are Michel Detheux, David L. Hallal, Tim Van Hauwermeiren and Robert Iannone, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our bylaws provide for a plurality voting standard for the election of directors, which provides that to be elected, a director nominee must receive a greater number of votes FOR his or her election than votes AGAINST such election. The number of votes cast with respect to that director’s election excludes abstentions and broker non-votes with respect to that director’s election. The proxies will be voted in favor of the above nominee unless a contrary specification is made in the proxy. The nominee has consented to serve as our director if elected. However, if the nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our Board may designate.

Further, our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office.

Our Board has nominated Aaron Davis, Ann D. Rhoads, Matthew Roden, Ph.D., and Tony Ho, M.D. for election as Class II directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominee becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board.

Nominees for Election as Class II Directors

The following table sets forth the name, age as of April 25, 2022, and certain other information for our directors, Aaron Davis, Ann D. Rhoads, Matthew Roden, Ph.D., and Tony Ho, M.D., each with a term expiring at the Annual Meeting (who is a nominee for election as a director at the Annual Meeting).

Name	Position and Offices Held With iTeos	Director Since	Class and Year in Which Term Will Expire	Age
Aaron Davis	Director	2020	Class II-2022	43
Ann D. Rhoads	Director	2020	Class II-2022	56
Matthew Roden, Ph.D.	Director	2020	Class II-2022	51
Tony Ho, M.D.	Director	2021	Class II-2022	56

Aaron Davis has served as a member of our Board since March 2020. Mr. Davis has served as Co-Founder and Chief Executive Officer of Boxer Capital, LLC (“Boxer Capital”), the healthcare arm of the Tavistock Group, a private investment organization, since 2005 and 2012 respectively. In 2005, after joining Tavistock Group as Portfolio Manager, Mr. Davis scaled Tavistock Group’s public healthcare investing activities and formed Boxer Capital. Mr. Davis leads the firm's research team, deal structuring, and portfolio management. Mr. Davis is currently a member of the Board of Directors of Mirati Therapeutics Inc., Odonate Therapeutics Inc., Rain Therapeutics Inc., and Tango Therapeutics Inc. Prior to joining the Tavistock Group, Mr. Davis worked in the Global Healthcare Investment Banking and Private Equity Group at UBS

Warburg, LLC. Mr. Davis holds an M.A. in biotechnology from Columbia University and a B.B.A. degree in finance from Emory University. We believe that Mr. Davis is qualified to serve as a member of our Board because of his experience serving as a director of biotechnology companies and as a manager of funds specializing in the area of life sciences.

Ann D. Rhoads has served as a member of our Board since June 2020. Since March 2018, Ms. Rhoads has served as the Chief Financial Officer for Forty Seven, Inc., a clinical-stage biotechnology company, which was acquired by Gilead Sciences, Inc. in March 2020. From January 2017 to March 2017, Ms. Rhoads was a consultant to Zogenix, Inc., a pharmaceutical company. From March 2010 until January 2017, Ms. Rhoads served as the Chief Financial Officer, Executive Vice President, Secretary and Treasurer of Zogenix. From 2000 to 2009, she served as Chief Financial Officer of Premier Inc., a healthcare supply management company. From August 1998 to 2000, Ms. Rhoads served as Vice President, Strategic Initiatives at Premier, Inc. and from 1993 to 1998, Ms. Rhoads served as an investment professional at Sprout Group, a venture capital affiliate of Donaldson, Lufkin & Jenrette (now part of Credit Suisse). Ms. Rhoads has served as a member of the Board of Directors of Globus Medical, Inc. since July 2011, Repare Therapeutics, Inc. since June 2020 and Quidel Corporation since August 2020. Ms. Rhoads also previously served on the Board of Directors of Evoke Pharma, Inc. from 2013 to 2021 and Iridex Corporation from 2017 to 2018. Ms. Rhoads received a B.S. in Business Administration in Finance from the University of Arkansas and an MBA from Harvard Business School. We believe that Ms. Rhoads is qualified to serve as a member of our Board because of her executive experience in the life sciences industry.

Matthew Roden, Ph.D. has served as a member of our Board since November 2020. Dr. Roden serves as President and Chief Executive Officer of Aktis Oncology Inc., a biopharmaceutical company, since September 2020. He is also an Executive Partner at MPM Capital since August 2020. Since September 2020, Dr. Roden has served as Chairman of Tumeric Acquisition Corporation, a special purpose acquisition company. Prior to joining MPM Capital Inc., a healthcare venture capital firm, and Aktis Oncology Inc., from November 2019 to August 2020, he was Senior Vice President and Head of Enterprise Strategy at Bristol Myers Squibb Company, a global pharmaceutical company. From May 2016 to November 2019, he served as Head of Strategic Corporate Development, accountable for mergers and acquisitions, structured transactions, strategic equity investing, and divestitures, and concurrently served as Head of Global BD Assessment at Bristol Myers Squibb, leading business development search and evaluation activities for all therapeutic categories. From 2010 to 2016, he was Head of Global Biotechnology Equity Research at UBS Investment Bank. Dr. Roden has also served in advisory or Board capacities to several organizations, including biotechnology companies, investment funds, BIO, BioNJ, and the State of New Jersey. Dr. Roden earned his Ph.D. at the Albert Einstein College of Medicine, focusing on the structural biology of immune-relevant molecules. Dr. Roden holds a M.S. degree from Georgetown University and a B.S. from George Mason University. We believe that Dr. Roden is qualified to serve as a member of our Board because of his leadership experience spanning both the pharmaceutical and financial industries.

Tony Ho, M.D. has served as a member of our Board since April 2021. Dr. Ho is a highly accomplished R&D leader with experience throughout his nearly 20-year career across all phases of R&D, including discovery, early and late-stage clinical development and regulatory. Most recently Dr. Ho served as the Executive Vice President, Research and Development of CRISPR Therapeutics AG (“CRISPR”), a biotechnology company, from 2017 to 2021. Prior to CRIPSR, Dr. Ho held a number of roles at AstraZeneca plc, a pharmaceutical and biotechnology company, between 2012 and 2017, most recently Senior Vice President and Head of Oncology Integration and Innovation. At AstraZeneca, he led the development and commercialization of two key drugs: LYNPARZA, a PARP inhibitor for ovarian cancer, and IMFINZI, a PD-L1 inhibitor and AstraZeneca’s first immuno-oncology drug for bladder cancer. Prior to joining AstraZeneca, Dr. Ho was the Neurology and Ophthalmology Clinical Section Head at Merck Research Laboratories, Merck & Co., Inc., a global biopharmaceutical company, and led multiple development programs including the approval of Maxalt for pediatric migraine and Zioptan for glaucoma. Prior to joining Merck, Dr. Ho was the Co-Founder and Chief Scientific Officer of Neuronyx Inc., a regenerative medicine company. He received his M.D. from the Johns Hopkins University School of Medicine and his B.S. in Electrical Engineering at the University of California, Los Angeles. He completed his residency and neurophysiology fellowship in the Department of Neurology at the Johns Hopkins Hospital. He was an Assistant Professor at Johns Hopkins Hospital and is an adjunct Associate Professor at the University of Pennsylvania and Johns Hopkins University. He has published over 80 papers across several fields and is co-inventor of seven patents. We believe that Dr. Ho is qualified to serve on our Board due to his experience in oncology drug development and his leadership experience in the life science industry as a physician, his executive roles and his board memberships.

The Board recommends voting “FOR” Proposal 1 to elect Aaron Davis, Ann D. Rhoads, Matthew Roden, Ph.D., and Tony Ho, M.D. as the Class II directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025.

Directors Continuing in Office

The following table identifies our directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 25, 2022.

Name	Position and Offices Held With iTeos	Director Since	Class and Year in Which Term Will Expire	Age
Michel Detheux, Ph.D.	Chief Executive Officer and Director	2012	Class III—2023	55
David L. Hallal	Director and Chairman of the Board	2018	Class III—2023	55
Tim Van Hauwermeiren	Director	2018	Class III—2023	50
Robert Iannone	Director	2021	Class III—2023	55
Detlev Biniszkiewicz	Director	2021	Class I—2024	53
Derek DiRocco	Director	2021	Class I—2024	41

Board of Directors

Class III Directors (Term Expires at 2023 Annual Meeting)

Michel Detheux, Ph.D. has served as our Chief Executive Officer and a director since our inception. Dr. Detheux previously served as a director at Ludwig Cancer Research from December 2010 to March 2012. Prior to that, Dr. Detheux worked in various scientific roles at Ogeda S.A. (f/k/a Euroscreen), a clinical stage drug discovery company. Dr. Detheux holds a degree in biochemistry degree and a Ph.D. in Biochemistry from Université Catholique de Louvain and a business certificate from Solvay Business School. We believe that Dr. Detheux is qualified to serve as a member of our Board because of his expertise in discovery and business development, and managerial experience.

David L. Hallal has served as the Chairman of our Board since June 2018. He also has served as the Chairman of the Board of Directors of Scholar Rock Holding Corporation since July 2017 and as the Lead Independent Director of the Board of Directors of Seer Biosciences, Inc. since March 2018. Since December 2017, Mr. Hallal has served as Chairman and Chief Executive Officer of ElevateBio, LLC, a biotechnology company, and since September 2018, he has also served as Chairman and Chief Executive Officer of AlloVir, Inc., a late clinical-stage cell therapy company. Prior to that, from June 2006 to December 2016, Mr. Hallal served in executive roles of increasing responsibility at Alexion Pharmaceuticals, Inc., a pharmaceutical company, most recently serving as Chief Executive Officer from April 2015 to December 2016, Chief Operating Officer from September 2014 to April 2015 and Chief Commercial Officer, Head of Commercial Operations from July 2006 to September 2014, as well as a member of the Board of Directors from September 2014 to December 2016. Mr. Hallal holds a B.A. in psychology from the University of New Hampshire. We believe that Mr. Hallal is qualified to serve as Chairman of our Board because of his experience as an executive at numerous pharmaceutical companies.

Tim Van Hauwermeiren has served as a member of our Board since June 2018. Mr. Van Hauwermeiren is the co-founder and has served as Chief Executive Officer of argenx SE, a biopharmaceutical company, since July 2008, and has served as a member of the Board of Directors since July 2014. Mr. Van Hauwermeiren holds a B.Sc. and M.Sc. in bioengineering from Ghent University (Belgium) and an Executive MBA from The Vlerick School of Management. We believe that Mr. Van Hauwermeiren is qualified to serve as a member of our Board because of his extensive general management and business development experience across the life sciences and consumer goods sectors.

Robert Iannone, M.D., M.S.C.E. has served as a member of our Board since April, 2021. Dr. Iannone has served as Execute Vice President, Research and Development of Jazz Pharmaceuticals plc, a biopharmaceutical company, since May 2019. In this role, Dr. Iannone oversees product development, clinical operations and regulatory affairs. Dr. Iannone brings more than 17 years of experience in clinical drug development. From April 2018 until May 2019, Dr. Iannone served as Head of Research and Development and Chief Medical Officer of Immunomedics, Inc., a biopharmaceutical company. Prior to that, from July 2014 to April 2018, Dr. Iannone served in the roles of Senior Vice President and Head of Immuno-oncology, Global Medicines Development and the Global Products Vice President at AstraZeneca plc, a global science-led biopharmaceutical company. From 2004 to 2014, Dr. Iannone served in management roles at Merck Co., Inc., a global biopharmaceutical company, culminating in his role as Executive Director and Section Head of Oncology Clinical Development. From 2001 to 2004, he served as Assistant Professor of Pediatrics and from 2004 to 2012 as Adjunct Assistant Professor of Pediatrics at the University of Pennsylvania School of Medicine. Dr. Iannone has been serving on the Board of

Directors of Jounce Therapeutics, Inc., a clinical-stage immunotherapy company, since January 2020. Dr. Iannone received a B.S. from The Catholic University of America, an M.D. from Yale University and an M.S.C.E. from University of Pennsylvania and completed his residency in Pediatrics and fellowship in Pediatric Hematology-Oncology at Johns Hopkins University. We believe that Dr. Iannone is qualified to serve on our Board due to his experience in oncology drug development and his leadership experience in the life science industry as a physician, his executive roles and his board memberships.

Class I Directors (Term Expires at 2024 Annual Meeting)

Detlev Biniszkiewicz, Ph.D. has served as a member of our Board since March 2018. Dr. Biniszkiewicz has been an Executive Partner at MPM Capital, a healthcare venture capital firm, since April 2018. Since December 2018, Dr. Biniszkiewicz has served as President and Chief Executive Officer of Rekindle Therapeutics, a biotechnology company, and NextPoint Therapeutics, Inc., an early-stage immune-oncology company. Prior to that, Dr. Biniszkiewicz served as President and Chief Executive Officer of Surface Oncology, Inc, a clinical-stage immune-oncology company, from April 2015 to September 2017 and a member of the Board of Directors from April 2015 to February 2018. Dr. Biniszkiewicz previously served as the Vice President, Oncology Strategy at AstraZeneca plc, a pharmaceutical and biotechnology company, from April 2011 to April 2015. Dr. Biniszkiewicz holds an M.Sc. in biology and biochemistry and a Ph.D. in biology from Julius-Maximilians University of Würzburg, Germany. We believe Dr. Biniszkiewicz is qualified to serve as a member on our Board due to his experience as an executive at numerous pharmaceutical companies.

Derek DiRocco, Ph.D. has served as a member of our Board since March 2020. Dr. DiRocco has been a partner at RA Capital Management, LLC since December 2020 and was previously a principal from December 2017 to December 2020, analyst from June 2015 to December 2017 and an associate from July 2013 to June 2015. RA Capital Management, LLC is an investment manager dedicated to evidence-based investing in public and private healthcare and life science companies developing drugs, medical devices, diagnostics, services, and research tools. Dr. DiRocco has served on the Board of Directors of 89bio, Inc. since April 2018. Dr. DiRocco holds a B.A. in biology from College of the Holy Cross and a Ph.D. in pharmacology from the University of Washington. We believe that Dr. DiRocco is qualified to serve as a member of our Board because of his experience as an investor in biotechnology companies and role in early-stage companies.

There are no family relationships among any of our executive officers, other senior management or directors. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers that do not serve on our Board, and sets forth their current positions at iTeos and their ages as of April 25, 2022.

Name	Position and Offices Held With iTeos	Officer Since	Age
Matthew Call	Chief Operating Officer	2019	49
Matthew Gall	Chief Financial Officer	2020	45
Joanne Jenkins Lager, M.D.	Chief Medical Officer	2019	50
Yvonne McGrath, Ph.D.	Vice President, Research and Development	2020	48

Matthew Call has served as our Chief Operating Officer since August 2019. Mr. Call previously served as Chief Operating Officer at Endocyte Inc., a biopharmaceutical company owned by Novartis International AG, from January 2019 to August 2019 and held various roles at Endocyte since April 2003, including Vice President, Business Development & Marketing. Mr. Call holds a B.A. in English from Brigham Young University and an MBA from Purdue University.

Matthew Gall has served as our Chief Financial Officer since June 2020. Mr. Gall previously held various roles at Sarepta Therapeutics, Inc., a commercial-stage biotechnology company, from January 2012 to June 2020, including most recently as Senior Vice President of Corporate Development from November 2019 to June 2020, Vice President of Business Development and Corporate Treasurer from March 2018 to November 2019, Senior Director, Head of Business Development and Treasurer from September 2015 to March 2018 and Director of Corporate Development from January 2014 to August 2015. Mr. Gall holds a B.S. in Purchasing and Materials Management from Bowling Green State University and an MBA from The University of Chicago Booth School of Business.

Joanne Jenkins Lager, M.D. has served as our Chief Medical Officer since April 2019. Dr. Lager previously served as Vice President, Head of Development at Sanofi S.A., a multinational healthcare company, from October 2014 to March 2019. Dr. Lager holds a B.A. in psychobiology from Wellesley College and a M.D. from Duke University, where she also completed her training and practiced Pediatric Blood and Marrow Transplantation at Duke University Hospital.

Yvonne McGrath, Ph.D. has served as our Chief Scientific Officer since January 2022. Dr. McGrath served as our Vice-President of Research & Development from May 2020 to December 2020. Dr. McGrath served as Chief Scientific Officer of Complix N.V., a biopharmaceutical company, from May 2014 to April 2020. Prior to that, Dr. McGrath served as Head of Development at Immunocore Ltd., a biotechnology company, from January 2010 to April 2014. Dr. McGrath holds a B.A. in genetics from Queen’s University Belfast and a Ph.D. from the University of Wales, Cardiff College of Medicine.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – APPROVAL OF AMENDED AND RESTATED 2020 STOCK OPTION AND INCENTIVE
PLAN

On April 21, 2022, our Board adopted an amendment to the Company’s 2020 Stock Option and Incentive Plan (the “2020 Plan”) to increase the limit on the value of all awards that may be awarded under the Plan and all other cash compensation that may be paid by the Company to any non-employee director in any calendar year, replacing the previous limit on non-employee director annual total compensation. The Board recommends that shareholders approve the 2020 Plan, as amended, which is attached as Appendix A to this proxy statement. If shareholders do not approve the 2020 Plan, as amended, the Plan prior to the amendment adopted by the Board will remain in effect.

The Company is not requesting at this time to increase the number of shares authorized for issuance under the 2020 Plan.

Background to Proposed Amendment

The 2020 Plan is a critical part of our ability to attract, motivate and retain talented employees and qualified non-employee directors. The current limit on annual total compensation to non-employee directors, based on the advice and assessment of Radford, the compensation committee’s independent compensation consultant, is below the market 25th percentile of our peer companies. Our Board believes that the proposed amendment to the 2020 Plan to increase the limit on total annual compensation (equity and cash) to non-employee directors from $500,000 to $750,000 (and from $750,000 to $1 million for the first calendar year in which a non-employee director is initially elected or appointed to the Board) aligns this provision of the 2020 Plan with the market 50th percentile of our peer companies. The new limit, which was established based on advice and input from Radford, will provide us with increased flexibility to attract non-employee director candidates with the experience and skill necessary to steward the Company as we transition from an early-stage to a late-stage clinical company.

Existing Equity Plan Information

The 2020 Plan is the only long-term incentive plan of the Company under which equity awards may currently be granted to our employees, non-employee directors and other service providers. The Company also sponsors the Company’s 2020 Employee Share Purchase Plan, under which eligible employees may purchase our common stock. As of December 31, 2021, options to purchase (i) an aggregate of 2,411,914 shares of our common stock having a weighted-average exercise price of 19.49 per share and a weighted-average term before expiration of 8.91 years were outstanding under the 2020 Plan and (ii) an aggregate of 2,795,170 shares of our common stock having a weighted-average exercise price of $4.35 per share and a weighted-average term before expiration of 6.57 years were outstanding under our 2019 Stock Option and Grant Plan, or the 2019 Plan. As of this same date, there were outstanding purchase rights with respect to 0 shares of our common stock under our Employee Stock Purchase Plan. The closing price of a share of our common stock as reported on the Nasdaq Global Market on April 12, 2022 was $33.18 per share.

Summary of the Amended Plan

The following is a brief summary of the material terms of the 2020 Plan, as amended (the “Amended Plan”). A copy of the Amended Plan is attached as Appendix A to this proxy statement, and we urge shareholders to read it in its entirety. The following summary is qualified in its entirety by reference to the full text of the Amended Plan.

Purpose

The purpose of the Amended Plan is to encourage and enable the officers, employees, non-employee directors and consultants of the Company and its affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

Administration

The Amended Plan is administered by our compensation committee, which has the full power to interpret the Amended Plan, to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make awards to participants, and to determine or modify the specific terms and conditions of each award, subject to the provisions of the Amended Plan. Subject to applicable law and limits on the amount of stock underlying awards during any delegation period, our compensation committee may delegate to a committee consisting of one or more of our officers all or part of its authority and duties with respect to granting awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. As used in this summary, the term “Administrator” refers to our compensation committee and its authorized delegates, as applicable. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding stock options and stock appreciation rights or effect the repricing of such awards through cancellation and re-grants.

Eligibility

Our employees and our non-employee directors and consultants are eligible to participate in the Amended Plan. Eligibility for stock options intended to be incentive stock options, or ISOs, is limited to employees of the Company and certain subsidiaries. As of March 31, 2022, we estimate that approximately 99 employees, 9 non-employee directors, and 47 consultants would be eligible to participate in the Amended Plan.

Authorized Shares

As of March 31, 2022, there were 4,134,775 shares of our common stock reserved for the future issuance of awards under the 2020 Plan. The Amended Plan provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2021, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the Administrator. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the Amended Plan and the 2019 Plan are added back to the shares of common stock available for issuance under the Amended Plan. The maximum number of shares of common stock that may be issued as incentive stock options in any one calendar year period may not exceed 3,809,818 shares cumulatively increased on January 1, 2021 and on each January 1 thereafter by the lesser of 5% of the number of outstanding shares of common stock as of the immediately preceding December 31, or 3,809,818 shares.

Shares that may be delivered under the Amended Plan may be authorized but unissued shares or previously issued shares acquired by us.

Director Limits

The aggregate value of all compensation granted or paid to any of our non-employee directors with respect to any calendar year may not exceed (i) $1,000,000, in the first calendar year the applicable non-employee director is initially elected or appointed to the Board, and (ii) $750,000 in any other year.

Types of Awards

The Amended Plan provides for the grant of incentive stock options (“ISOs”), non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock units (RSUs”), restricted and unrestricted stock awards, and performance-based cash awards. Dividend equivalent rights may be granted under the Amended Plan as a free-standing award or provided as a component of any RSU, but in no event will any dividend or dividend equivalents be paid in respect of any RSU or portion thereof until all restrictions on the RSU or portion thereof, as applicable, have lapsed and the RSU has been settled.

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ISOs and NSOs. The Amended Plan permits the granting of both options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code (“ISOs”) and options that do not so qualify (“NSOs”). The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of our common stock unless the option is granted (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code or (ii) to individuals who are not subject to U.S. income tax. The term of each option will be fixed by the Administrator and may not exceed 10 years from the date of grant. The Administrator will determine at what time or times each option may be exercised.
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SARs. The Administrator may award stock appreciation rights (“SARs”) subject to such conditions and restrictions as it may determine. SARs entitle the recipient to shares of common stock, or cash, equal to the value of the appreciation in our stock price over the exercise price. The exercise price may not be less than 100% of the fair market value of our common stock on the date of grant. The term of each SAR will be fixed by the Administrator and may not exceed 10 years from the date of grant. The Administrator will determine at what time or times each SAR may be exercised.
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Restricted Stock and RSUs. The Administrator may award restricted shares of common stock and RSUs to participants subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service relationship with us through a specified vesting period.
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Unrestricted Stock Awards. The Administrator may grant shares of common stock that are free from any restrictions under the Amended Plan. Unrestricted stock may be granted to participants in recognition of past services or for other valid consideration and may be issued in lieu of cash compensation due to such participant.
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Cash Performance Awards. The Administrator may grant cash bonuses under the Amended to participants, subject to the achievement of certain performance goals.
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Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants that entitle the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock.

Vesting; Terms of Awards. The Administrator determines the terms of all awards granted under the Amended Plan, including the time or times an award vests or becomes exercisable, the terms on which an award remains exercisable, and the effect of termination of a participant’s employment or service on an award. The Administrator may at any time accelerate the vesting or exercisability of an award.

Transferability of Awards. Except as the Administrator may otherwise determine, awards may not be transferred other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.

Sale Event. The Amended Plan provides that upon the effectiveness of a “sale event,” an acquirer or successor entity may assume, continue or substitute for the outstanding awards under the Amended Plan. A “sale event” includes (i) the sale of substantially all of our assets to an unrelated entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of our outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of our stock to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the our outstanding voting power immediately prior to such transaction do not own at least a majority of our outstanding voting power or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from us. To the extent that awards granted under the Amended Plan are not assumed or continued or substituted by the successor entity, the Amended Plan and all awards granted under the Amended Plan shall terminate. In such case, except as may be otherwise provided in the relevant award agreement, all options and SARs with time-based vesting conditions or restrictions that are not exercisable immediately prior to such sale event will become fully exercisable as of the sale event, all other awards with time-based vesting conditions or restrictions will become fully vested and nonforfeitable as of the sale event, and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with the sale event in the Administrator’s discretion or to the extent specified in the relevant award agreement. In the event of such termination, individuals holding options and SARs will be permitted to exercise such options and stock appreciation rights (to the extent exercisable) within a specified time period, as determined by the Administrator, prior to the sale event. In addition, in connection with the termination of the Amended Plan upon a sale event, we may make or provide for a cash payment to participants holding vested and exercisable options and SARs equal to the difference between the per share cash consideration payable to stockholders in the sale event and the exercise price of the options or SARs; provided, that any options or SARs with exercise prices equal to or greater than such per share cash consideration will be cancelled for no consideration. We may also make or provide for a payment, in cash or in kind, to the participants holding other awards in an amount equal to the per share cash consideration payable to stockholders in the sale event multiplied by the number of vested shares of common stock under such awards.

Clawback. Awards under the Amended Plan will be subject to our clawback policy, as in effect from time to time.

Effective Date, Amendments and Termination. If the Amended Plan is approved by our shareholders, the Amended Plan will become effective as of the date of such approval. No awards will be granted after the tenth anniversary of the date that the Amended Plan originally became effective. The Administrator may at any time further amend the Amended Plan or any outstanding award and may at any time terminate the Amended Plan as to future grants. However, except as expressly provided in the Amended Plan, the Administrator may not alter the terms of an award so as to materially and adversely affect a participant's rights under that award without the participant's consent (unless the Administrator expressly reserved the right to do so at the time the award was granted). Any amendments to the Amended Plan will be conditioned on shareholder approval to the extent required by law or applicable stock exchange requirements.

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences associated with certain awards granted under the Amended Plan. The summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the Amended Plan, nor does it cover state, local or non-U.S. taxes, except as may be specifically noted.

Stock Options (other than ISOs). In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO (an “NSO”) but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. Generally, a disposition of shares acquired pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares acquired pursuant to an ISO is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

SARs. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the value of any shares received. A corresponding deduction is generally available to the Company.

Restricted Stock Awards. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the Amended Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is generally taxed upon vesting (and a corresponding deduction is generally available to the Company), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the

Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Unrestricted Stock Awards. A participant who purchases or is awarded unrestricted stock generally has ordinary income equal to the excess of the value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company.

New Plan Benefits

Future awards under the Amended Plan will be granted in the discretion of the Administrator, and, as a result, the type, number, recipients, and other terms of such awards cannot be determined at this time.

The following table sets forth the awards that were granted to our named executive officers, our executive officers as a group, our non-employee directors as a group, and our other employees (who are not executive officers) as a group under the 2020 Plan during the 2021 fiscal year.

Name and Position	Number of Stock Options
Michel Detheux, Ph.D. Chief Executive Officer;	144,000
Joanne Jenkins Lager, M.D., Chief Medical Officer	146,000
Matthew Gall, Chief Financial Officer	96,000
Executive Group	575,000
Non-Executive Director Group	191,810
Non-Executive Officer Employee Group	337,856

Vote Required

The Amended Plan will be approved upon the affirmative vote of a majority of the votes cast on the proposal.

Recommendation

The Board recommends voting “FOR” Proposal No. 2 to approve the iTeos Therapeutics, Inc. Amended and Restated 2020 Stock Option and Incentive Plan.

Equity Compensation Plan Information

The following table provides aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2021. We are required under applicable SEC rules to disclose in this table the number of shares remaining available for issuance under our equity plans as of December 31, 2021. Accordingly, the figures in the table below do not reflect the equity grants made to our employees under our plans since December 31, 2021.

Plan Category	Number of	Weighted-Average	Number of Securities
	Securities	Exercise Price of	Remaining Available for
	to be Issued Upon	Outstanding	Future Issuance Under
	Exercise of	Options and Rights	Equity Compensation Plans
	Outstanding		(excluding securities
	Options, Warrants		reflected in first column)
and Rights
Equity Compensation Plans Approved by Security holders (1)	5,207,084 (2)	$14.65	3,787,532 (2)(3)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
TOTAL	5,207,084	$14.65	3,787,532

(1)
Consists of stock options issued under our 2019 Plan and our 2020 Plan.
(2)
As of December 31, 2021, 3,119,600 shares were available for future issuance under our 2020 Plan. The number of shares of our common stock reserved for issuance under the 2020 Plan will be increased (i) from time to time by the number of shares of our common stock forfeited upon the expiration, cancelation, forfeiture, or other termination of awards under the 2020 Plan and 2019 Plan, and (ii) annually on the first of the year by the lesser of (a) 5% of the outstanding shares of the Company’s common stock on the immediately preceding December 31, or (b) such other amount as determined by the administrator of the plan. On January 1, 2022, 1,773,300 shares of our common stock were added to the 2020 Plan pursuant to this provision, which shares are not reflected in the number of shares available for issuance under the 2020 Plan.
(3)
As of December 31, 2021, 667,931 shares were available for future issuance under our 2020 Employee Stock Purchase Plan. The number of shares of our common stock reserved for issuance under the 2020 Employee Stock Purchase Plan will be increased annually on the first of the year by the lesser of (a) 634,969 shares of common stock, (b) 1% of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, or (iii) such lesser number of shares of common stock as determined by the administrator. On January 1, 2022, 0 shares of our common stock were added to the 2020 Employee Stock Purchase Plan pursuant to this provision, which shares are not reflected in the number of shares available for issuance under the 2020 Employee Stock Purchase Plan.

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL

AS ITEOS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2022

iTeos’ stockholders are being asked to ratify the appointment by the audit committee of the Board of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Deloitte has served as our independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting iTeos’ independent registered public accounting firm and has appointed Deloitte as auditors for iTeos for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint Deloitte as iTeos’ independent registered public accounting firm. However, the Board believes that submitting the appointment of Deloitte to the stockholders for ratification is good corporate governance. The selection of Deloitte as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes will have no effect on the ratification. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte. If the selection of Deloitte is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of iTeos and its stockholders.

A representative of Deloitte is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

iTeos incurred the following fees from Deloitte for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2021 and 2020. All fees were approved by the Audit Committee.

	For the Year Ended
	2021	2020
Audit fees (1)	$861,000	$1,693,414
Tax fees	71,189	218,671
Other fees (2)	3,000	2,695
Total fees	$935,189	$1,914,780

(1)
Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements, and services provided in connection with the registration statement for the initial public offering of our common stock, which was completed in July 2020.
(2)
Consists of license fees for accounting research software.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2021 and 2020 fiscal years, no services were provided to us by Deloitte other than in accordance with the pre-approval policies and procedures described above.

The Board recommends voting “FOR” Proposal No. 3 to ratify the appointment of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as iTeos’ independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE

Director Nomination Process

Identifying and Evaluating Director Nominees. Our Board is responsible for filling vacancies on our Board and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies individuals qualified to serve as directors, consistent with criteria approved by our Board and in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Boards’ approval to fill a vacancy or as director nominees for election to the Board by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our Board are as follows:

•
Nominees should demonstrate high standards of personal and professional ethics and integrity.
•
Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•
Nominees should have skills that are complementary to those of the existing board.
•
Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.
•
Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

In evaluating proposed director candidates, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity considerations, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence, and the needs of the Board. Our corporate governance guidelines also provide that diversity on the Board should be considered by our nominating and corporate governance committee in the director evaluation and nomination process. While we have no formal policy regarding board diversity, our nominating and corporate governance committee believes that it is essential that the members of the Board represent diverse viewpoints. Our nominating and corporate governance committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2022, our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that all members of our Board, except Michel Detheux, Ph.D., are independent directors, including for purposes of Nasdaq and the SEC rules. In making that determination, our Board considered the relationships that each director has with us and all other facts and circumstances the Board deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director, including non-employee directors that are affiliated with certain of our major stockholders. The composition and functioning of our Board and each of our committees will comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board has established an audit committee, a compensation committee, a nominating and corporate governance committee and a science and technology committee. Each such committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq and reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee and science and technology committee is posted on the corporate governance section of our website. We believe that the composition and functioning of all of our committees will comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations that will be applicable to us. We intend to comply with future requirements to the extent they become applicable to us.

Audit Committee

Ann D. Rhoads, Derek DiRocco and Matthew Roden serve on the audit committee, which is chaired by Ann D. Rhoads. Our Board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our Board has determined that Ms. Rhoads is an

“audit committee financial expert” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the audit committee met six times and acted by unanimous written consent once.

The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm;
•
overseeing the work of our independent registered public accounting firm;
•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•
evaluating the performance, responsibilities, budget and staffing of our internal audit function and reviewing our internal audit plan;
•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•
reviewing and discussing with our independent auditors any audit problems or difficulties and management’s response thereto;
•
reviewing the auditor’s annual report on our audited financial statements;
•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•
reviewing quarterly earnings releases.

Compensation Committee

Tim Van Hauwermeiren, Detlev Biniszkiewicz, Ann D. Rhoads and Robert Iannone serve on the compensation committee, which is chaired by Tim Van Hauwermeiren. Our Board has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the compensation committee met three times and acted by unanimous written consent four times. The compensation committee’s responsibilities include:

•
annually reviewing and recommending to the Board the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation recommending to the Board the equity and non-equity compensation, including the cash-based incentive compensation, of our Chief Executive Officer;
•
reviewing and making recommendations to the Board regarding the equity and non-equity compensation of our other executive officers;
•
overseeing management’s decisions regarding the compensation of all other members of senior management;

•
reviewing and reassessing, and where appropriate, making recommendations to the Board regarding, our overall management compensation, philosophy and policy;
•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
•
reviewing and recommending to the Board the compensation of our directors;
•
preparing our compensation committee report if and when required by SEC rules;
•
appointing, compensating and overseeing any compensation consultant, legal counsel, or other advisor retained by the committee;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and
•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

David L. Hallal, Ann D. Rhoads, and Tony Ho serve on the nominating and corporate governance committee, which is chaired by David L. Hallal. Our Board has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the nominating and corporate governance committee met once and acted by unanimous written consent twice. The nominating and corporate governance committee’s responsibilities include:

•
developing and recommending to the Board criteria for board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•
identifying individuals qualified to become members of the Board;
•
recommending to the Board the persons to be nominated for election as directors and to each of the board’s committees;
•
reviewing and discussing with the Board the corporate succession plans for key executive officers;
•
overseeing the approach to managing environmental and social matters, including related risks and opportunities;
•
developing and recommending to the Board a code of business conduct and ethics and a set of corporate governance guidelines and periodically reviewing and proposing revisions to such documents; and
•
overseeing the evaluation of our Board and management.

The nominating and corporate governance committee considers candidates for Board membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Science and Technology Committee

Our science and technology committee consists of Matthew Roden, Tim Van Hauwermeiren, Detlev Biniszkiewicz, Aaron Davis, Tony Ho and Robert Iannone and is co-chaired by Matthew Roden and Detlev Biniszkiewicz. The functions of the science and technology committee include:

•
assisting the Company in evaluating research and development issues and decisions; and

•
periodically reviewing and advising the Board on the Company’s strategic direction and investment in research and development and technology.

Our science and technology committee was formed in March 2021 and met ten times in 2021.

Board and Committee Meetings Attendance

The full Board met ten times during 2021 and acted by unanimous written consent twelve time. During 2021, each member of the Board attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served). In addition to the meetings of the committees of the Board described above, in connection with the Board meetings, the non-management directors met four times in executive session during the fiscal year ended December 31, 2021. The Chairman of the Board presides at these executive sessions. The Audit Committee and the Board have established a procedure whereby interested parties may make their concerns known to non-management directors, which is described on our website.

Director Attendance at Annual Meeting of Stockholders

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting, however directors are encouraged to attend the annual meeting of stockholders to the extent practicable. All then serving directors, except for two, attended the 2021 Annual Meeting of Stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales, derivative transactions of our stock and hedging transactions by our executive officers, directors, employees and certain designated consultants and contractors.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), agents and representatives, including directors and consultants. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.iteostherapeutics.com/corporate-governance/documents-and-charters. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website, in an annual report on Form 10-K, in a quarterly report on Form 10-Q or in a current report on Form 8-K.

Environmental, Social and Governance

We are committed to building Environmental, Social and Governance (ESG) principles into how we operate and create sustainable value for society and all of our stakeholders. We strive to promote a healthy and productive workforce, diversity and inclusion, employee engagement and talent development. We are doing our part to reduce our environmental impacts where we can, whether through travel, technology, or office space.

Alignment to the United Nations Sustainable Development Goals (SDGs)

We believe the 17 United Nations SDGs are representative of the most complex global challenges. We have prioritized nine SDGs where we can help make the greatest difference based on our expertise, therapeutics areas, and business strategies. These nine SDGs are: good health and well being; quality education; gender equality; decent work and economic growth; reduced inequalities; sustainable cities and communities; responsible consumption and production; climate action; and peace, justice and strong institutions.

Social Sustainability

Our mission to improve the lives of people with cancer is dependent on our ability to attract, develop and retain the industry’s best and brightest talent across all dimensions of diversity. This understanding informs our approach to managing our talent.

We are dedicated to providing an inclusive, collaborative, and safe work environment for our employees. We regularly measure employee engagement and identify areas of focus. Maintaining open lines of communication across the company is an important feature of our culture and improves our performance.

We prioritize our employees' career advancement, and actively work across the organization to provide opportunities for our people to grow with the Company and assume more senior roles as the Company expands. In 2021 we launched our Leadership Development Program, which provides an opportunity to all our employees to develop key foundational leadership skills in line with our business needs.

Diversity

At iTeos, we celebrate our differences and value the power of a diverse array of people who bring all of themselves to work. We embrace cultural, racial, gender, cognitive, social and professional diversity because we know that the only way we can make new cures possible is by working together. Among our employees in 2021, women represent 66% and men represent 34% of our global workforce. Women represent 55% of the leadership positions at the Director level or above, and our Executive Committee, which represents the most senior leadership positions at the Company, is 33% female.

With corporate offices in Watertown, MA and Gosselies, Belgium, iTeos employs people with cultural diversity and languages from multiple European Union countries as well as representation from the Middle East, Africa, and South America. The Company currently employs people from 16 different countries and we expect that number will continue to grow with the Company’s success.

Board Diversity Matrix (as of April 25, 2022)
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	9	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	8	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Demographic Background Undisclosed	-

Safety and Well-Being

Employee health and safety in the workplace is one of our main priorities. We established a Health and Safety Committee, which provides a forum for employees and management to work together to prevent health and safety problems and to develop strategies to ensure a safe and healthy work environment. As a result of the new challenges the COVID-19 pandemic brought, we took various steps to support our employees, including transitioning to remote work and offering flexible schedules. At the same time, we protected our facility-dependent employees, including those needed to maintain our research and development activities, by instituting strict protocols designed to ensure a healthy environment.

Environment

While iTeos’ core business is aimed on improving the lives of people with cancer, we also have a responsibility to protect our environment and understand that individual actions make a difference in both the U.S. and Belgium. We are mindful of our footprint and make conscious efforts to reduce, reuse, and recycle.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the Board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the Board in its fundamental role of providing advice to, and independent oversight, of management. Our Board recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the Board's oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of iTeos

Any interested party with concerns about our company may report such concerns to our Board or the chairman of our Board and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o iTeos Therapeutics, Inc.

321 Arsenal Street, Suite 301

Watertown, Massachusetts 02472

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to iTeos’ legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with iTeos’ legal counsel, with independent advisors, with non-management directors, or with iTeos’ management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by iTeos regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. iTeos has also established a toll-free telephone number for the reporting of such activity, which is 877-250-1966. Reports can also be made online at https://www.whistleblowerservices.com/ITOS.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during 2021. Other than as set forth in the table below, we did not pay any compensation, make any additional equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2021. During 2021, Dr. Detheux, our chief executive officer, was a member of our Board but received no additional compensation for his services as a director. See the section titled “Executive compensation—2021 summary compensation table” for more information about Dr. Detheux’s compensation in 2021.

Name (1)	Fees earned or paid in cash ($)	Option awards ($) (2)	Total ($)
Detlev Biniszkiewicz, Ph.D.	$60,000	$327,483	$387,483
Aaron Davis (3)	$-	$327,483	$327,483
Derek DiRocco (4)	$81,639	$327,483	$409,122
David L. Hallal	$158,000	$327,483	$485,483
Tim van Hauwermeiren	$54,797	$327,483	$382,280
Tony Ho	$34,639	$713,093	$747,732
Robert Iannone	$35,312	$713,093	$748,405
Ann D. Rhoads	$64,000	$327,483	$391,483
Matthew Roden	$62,500	$327,483	$389,983

(1)
Dr. Ho and Mr. Iannone joined the board in April 2021. As of December 31, 2021, Dr. Biniszkiewicz held stock options to purchase 33,216 shares of our common stock, Mr. Davis held stock options to purchase 33,216 shares of our common stock, Mr. DiRocco held stock options to purchase 33,216 shares of our common stock, Mr. Hallal held stock options to purchase 348,813 shares of our common stock, Ms. Rhoads held stock options to purchase 60,394 shares of our common stock, Mr. Van Hauwermeiren held stock options to purchase 153,894 shares of our common stock, Dr. Ho held stock options to purchase 37,777 shares of our common stock, Mr. Iannone held stock options to purchase 37,777 shares of our common stock and Dr. Roden held stock options to purchase 49,825 shares of our common stock.

(2)
The amounts reported represent the aggregate grant date fair value of the stock options awarded to our non-employee directors during fiscal year 2021, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 8 of our audited consolidated financial statements included in Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our directors upon the exercise of the stock options or any sale of the underlying shares of common stock.

(3)
Mr. Davis waived his rights to cash retainer fees under our non-employee compensation policy.

(4)
Mr. DiRocco's cash retainer fees under our non-employee compensation policy were erroneously waived for 2020. Accordingly, we made a catch-up payment to Dr. DiRocco in 2021 in the amount of the 2020 cash fees that he should have received, in the amount of $34,139.

Non-Employee Director Compensation

During the year ended December 31, 2021, our non-employee directors were eligible to receive the following cash retainers and equity awards:

Annual retainer for board membership
Annual service on the Board of Directors	$40,000
Additional annual retainer for non-executive chairperson of the Board of Directors
Annual service as chairperson of the Board of Directors	$110,000
Additional annual retainer for committee membership
Annual service as member of the audit committee (other than chair)	$7,500
Annual service as chair of the audit committee	$15,000
Annual service as member of the compensation committee (other than chair)	$5,000
Annual service as chair of the compensation committee	$10,000
Annual service as member of the nominating and corporate governance committee (other than chair)	$4,000
Annual service as chair of the nominating and corporate governance committee	$8,000
Annual service as member of the science and technology committee (other than chair)	$7,500
Annual service as chair of the science and technology committee	$15,000

Our policy provides that, upon initial election to our Board, each non-employee director will be granted an option to purchase 33,217 shares of our common stock, or the initial grant. Furthermore, on the date of each of our annual meeting of stockholders, each non-employee director who will continue as a non-employee director following such meeting will be granted an annual option to purchase 16,608 shares of our common stock, or the annual grant, subject to annual compensation limits. The annual grant will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date. The initial grant will vest as follows: 33.4% of the shares subject to the initial grant will vest on the first anniversary of the applicable vesting commencement date, and the remaining 66.6% of the shares subject to the initial grant will vest in 24 equal monthly installments thereafter, subject to continued service as a director through the applicable vesting date. Such awards are subject to full accelerated vesting upon the sale of our company, subject to such director’s continued service to us through the date of such sale.

Employee directors will receive no additional compensation for their service as a director.

We will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board or any committee thereof.

Executive Compensation

Executive Compensation Overview

Our compensation programs are designed to:

•
attract, motivate, incentivize and retain employees at the executive level who contribute to our long-term success; and
•
effectively align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our compensation committee is responsible for reviewing and making recommendations to the Board regarding the equity and non-equity compensation of our executive officers, including our chief executive officer. Our chief executive officer also makes compensation recommendations to our compensation committee for each of our executive officers, other than with respect to his own compensation. These recommendations cover each executive officer’s total target direct compensation, consisting of base salary and short-term and long-term compensation, including equity incentives. In making these recommendations, our chief executive officer considers a variety of factors, including our results, the executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties and his or her achievement of individual goals, as well as the relative compensation among all of our executive officers. Our compensation committee reviews the recommendations of our chief executive officer and other data, including compensation survey data and publicly-available data of our peers. Our compensation committee then makes a recommendation to our Board for approval of the target total direct compensation, and each element thereof, for each of our executive officers, including our chief executive officer. While our chief executive officer attends certain meetings of our compensation committee, our compensation committee meets outside the presence of our chief executive officer when discussing his compensation and when discussing certain other matters as well.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. The compensation committee has retained Radford, which is part of the Rewards Solutions practice at Aon plc (“Radford”), as its compensation consultant to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Radford to, among other things, assist in developing a group of peer companies to help us determine overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Radford creates any conflict of interest because Radford does not perform any other work for the Company besides advising the compensation committee.

As an emerging growth company and a smaller reporting company, we have opted to comply with the scaled executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the "Securities Act"). This section provides an overview of the compensation awarded to, earned by, or paid to our principal executive officer during our fiscal year ending December 31, 2021 and our next two most highly compensated executive officers. We refer to these individuals as our named executive officers. Our named executive officers for 2021 are:

•
Michel Detheux, Ph.D., our Chief Executive Officer;
•
Joanne Lager, M.D., our Chief Medical Officer; and
•
Mathew Call, our Chief Operating Officer.

Compensation for our executive officers is composed primarily of the following main components: base salary, certain bonus opportunities, and equity incentives. Our executive officers are eligible to participate in our health and welfare benefit plans on the same terms as our other full-time employees.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during each of 2020 and 2021, as applicable to each named executive officer.

Name and principal position	Year	Salary ($)	Bonus ($)		Option awards ($) (1)	Non-equity incentive plan compensation ($) (2)	All other compensation ($) (3)	Total ($)
Michel Detheux,	2021	525,417	0		4,664,131	301,426	109,653	5,600,627
Ph.D. Chief Executive Officer	2020	462,500	121,250	(4)	15,982,781	242,500	7,500	16,816,531
Joanne Jenkins Lager,	2021	452,833	0		4,373,166	206,562	10,110	5,042,671
M.D., Chief Medical Officer	2020	432,500	88,000	(4)	600,438	176,000	9,060	1,305,998
Matthew Call,	2021	424,531	0		3,596,897	193,902	8,550	4,223,880
Chief Operating Officer

(1)
The amounts reported represent the aggregate grant date fair value of the stock options awarded to our named executive officers during fiscal year 2020 and fiscal year 2021, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 8, Stock-based compensation, of our audited consolidated financial statements included in Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock options or any sale of the underlying shares of common stock.
(2)
The amounts reported reflect annual performance bonuses paid to our named executive officers with respect to the achievement of company and individual performance goals in the 2020 performance period, which was measured from February 1, 2020 through January 31, 2021, and the 2021 performance period, which was measured from February 1, 2021 through January 31, 2022. Annual performance bonuses for the 2020 and 2021 performance periods were paid in January 2021 and March 2022, respectively.

(3)
The amounts reported for 2020 include: (i) an employer 401(k) plan match of $7,500 for each of Drs. Detheux and Lager, and (ii) a $1,560 commuting allowance for Dr. Lager. The amounts reported for 2021 include: (i) an employer 401(k) plan match of $7,500 for each of Dr. Detheux, Dr. Lager and Mr. Call, (ii) a technology allowance of $1,050 for each Dr. Detheux, Dr. Lager and Mr. Call, (iii) a family home leave expense reimbursement of $5,376 for Dr. Detheux, (iv) expense reimbursement paid to Dr. Detheux for annual financial and tax services ($35,172) and one-time estate planning services ($60,555), each of which was paid to Dr. Detheux in Euros and converted to U.S. dollars at the closing exchange rate of $1.1374 per Euro on December 31, 2021, and (v) a $1,560 commuting allowance for Dr. Lager.
(4)
The amounts reported represent a one-time discretionary bonus provided to Drs. Detheux and Lager in recognition of their services toward the completion of our initial public offering in July 2020.

Narrative to Summary Compensation Table

Base salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our Board, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For 2021, the annual base salaries for each of Dr. Detheux, Dr. Lager, and Mr. Call were $533,500, $455,400, and $426,938, respectively.

Bonuses

During fiscal year 2021, the named executive officers were eligible for incentive compensation opportunities based upon achievement of both corporate and individual goals determined by the Board, calculated as a target percentage of annual base salary. Each named executive officer may earn more or less than the target amount based on our Company’s and his or her individual performance. For 2021, the bonus target for Dr. Detheux was 50% of his base salary and the bonus target for Dr. Lager and Mr. Call was 40% of their respective base salaries. Dr. Detheux's bonus for 2021 was based entirely on achievement of the Company's corporate objectives for 2021.Dr. Lager and Mr. Call's bonus for 2021 was based 80% on achievement of the Company's corporate objectives for 2021 and 20% on individual performance tied to achievement of functional objectives. In addition to their existing target bonus, the officers were eligible for and achieved a bonus related to Environmental, Social and Governance objectives, which was an additional $4,000 for each officer.

Equity compensation

Although we do not have a formal policy with respect to the granting of equity incentive awards to our executive officers, we believe that equity grants directly link the compensation of our executives with our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time.

401(k) Plan

We maintain a tax-qualified retirement plan (the "401(k) Plan") that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. The 401(k) plan provides for voluntary tax-deferred salary deductions for all employees of up to 100% of their annual compensation, as limited by an annual maximum amount as determined by the Internal Revenue Service. The Company may match employee contributions in amounts to be determined at the Company’s sole discretion. The Company contributed approximately $82,000 and $28,000 to the 401(k) Plan for the years ended December 31, 2021 and 2020, respectively.

Health and Welfare Benefits

All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision insurance plans, in each case in accordance with plan terms and on the same basis as all of our other full-time employees.

We believe the perquisites described in footnote 3 of the Summary Compensation Table above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Executive employment arrangements

We have entered into employment agreements with each of our named executive officers.

Michel Detheux, Ph.D.

In June 2020, we entered into an employment agreement with Dr. Detheux for the position of Chief Executive Officer. The employment agreement provides for Dr. Detheux’s at-will employment and sets forth his initial base salary of $485,000 and his eligibility for an annual performance bonus with a target equal to 50% of his base salary based upon assessment by the Board or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.

Dr. Detheux is subject to our standard confidentiality, assignment, non-solicitation and noncompetition agreement. Dr. Detheux is eligible to receive 50% of his highest annualized base salary paid to him within the two-year period preceding the last day of his employment during the post-employment non-competition period (but for not more than 12 months following the end of his employment) if the Company enforces Dr. Detheux’s non-competition covenant, which we refer to as his garden leave pay. If Dr. Detheux is eligible to receive either the severance amount or the Detheux Change in Control Payment (described below), such payment(s) shall be reduced by the amount of his garden leave pay.

In the event that Dr. Detheux is terminated without “cause” or resigns for “good reason”, as each term is defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive 18 months of his then-current base salary. Further, in the event that Dr. Detheux is terminated without “cause” or resigns for “good reason”, in either case within 12 months after the occurrence of the first event constituting a “change in control”, as defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to Dr. Detheux’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), or the Detheux Change in Control Payment, and (ii) notwithstanding anything to the contrary in any applicable option agreement or other stock-based award agreement, accelerated vesting of all time-based stock options and other stock-based awards subject to time-based vesting held by Dr. Detheux, with such awards becoming fully exercisable and nonforfeitable on the later of the date of termination or the effective date of the separation and release of claims agreement.

Joanne Jenkins Lager, M.D.

In June 2020, we entered into a new employment agreement with Dr. Lager for the position of Chief Medical Officer, which became effective upon the closing of our IPO. The employment agreement provides for Dr. Lager’s at-will employment and sets forth her initial base salary of $440,000 and her eligibility for an annual performance bonus with a target equal to 40% of her base salary based upon assessment by the Board or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.

Dr. Lager is subject to our standard confidentiality, assignment, non-solicitation and noncompetition agreement. Dr. Lager is eligible to receive 50% of her highest annualized base salary paid to her by the Company within the two-year period preceding the last day of her employment during the post-employment non-competition period (but for not more than 12 months following the end of his employment) if the Company enforces Dr. Lager’s non-competition covenant, which we refer to as her garden leave pay. If Dr. Lager is eligible to receive either the severance amount or the Lager Change in Control Payment (described below), such payment(s) shall be reduced by the amount of her garden leave pay.

In the event that Dr. Lager is terminated without “cause” or resigns for “good reason”, as each term is defined in her employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, she will be entitled to 12 months of her then-current base salary. Further, in the event that Dr. Lager is terminated without “cause” or resigns for “good reason”, in either case within 12 months after the occurrence of the first event constituting a change in control, as defined in her employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, she will be entitled to receive (i) a lump sum cash payment equal to Dr. Lager’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), or the Lager Change in Control Payment, and (ii) notwithstanding anything to the contrary in any applicable option agreement or other stock-based award agreement, accelerated vesting of all time-based stock options and other stock-based awards subject to time-based vesting held by Dr. Lager, with such awards becoming fully exercisable and nonforfeitable on the later of the date of termination or the effective date of the separation and release of claims agreement.

Matthew Call

In June 2020, we entered into a new employment agreement with Mr. Call for the position of Chief Operating Officer, effective upon the closing of our IPO. This agreement provides for Mr. Call’s at-will employment and sets forth his initial base salary of $412,500 and his eligibility for an annual performance bonus with a target equal to 40% of his base salary based upon assessment by the Board or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Mr. Call is subject to our standard confidentiality, assignment, non-solicitation and noncompetition agreement. Mr. Call is eligible to receive 50% of his highest annualized base salary paid to him by the Company within the two-year period preceding the last day of his employment during the post-employment non-competition period (but for not more than 12 months following the end of his employment) if the Company enforces Mr. Call’s non-competition covenant, which we refer to as his garden leave pay. If Mr. Call is eligible to receive either the severance amount or the Call Change in Control Payment (described below), such payment(s) shall be reduced by the amount of his garden leave pay.

In the event that Mr. Call is terminated without “cause” or resigns for “good reason”, as each term is defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to 12 months of his then-current base salary. Further, in the event that Mr. Call is terminated without “cause” or resigns for “good reason”, in either case within 12 months after the occurrence of the first event constituting a change in control, as defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to Mr. Call’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), or the Call Change in Control Payment, and (ii) notwithstanding anything to the contrary in any applicable option agreement or other stock-based award agreement, accelerated vesting of all time-based stock options and other stock-based awards subject to time-based vesting held by Mr. Call, with such awards becoming fully exercisable and nonforfeitable on the later of the date of termination or the effective date of the separation and release of claims agreement.

Outstanding equity awards at fiscal 2021 year-end

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2021:

	Option awards
Name	Vesting commencement date		Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)		Option expiration date
Michel Detheux, Ph.D.	1/1/2018	(6)	365,036	8,406	4.30	(2)	6/11/2025
	5/1/2020	(5)(6)	134,964	206,000	4.24		5/1/2030
	6/1/2020	(5)(6)	26,342	43,902	6.16		6/18/2030
	7/23/2020	(4)(6)	366,713	668,711	19.00		7/16/2030
	3/1/2021	(4)(6)	—	144,000	41.58		3/1/2031
Joanne Leger, M.D.		(1)(3)
	4/1/2019	(6)	118,125	78,313	4.30	(2)	6/11/2025
	5/1/2020	(5)(6)	75,549	115,313	4.24		5/1/2030
	3/1/2021	(4)(6)	—	122,000	41.58		3/1/2031
	6/24/2021	(4)(6)	—	24,000	23.19		6/24/2031
Matthew Call	2/21/2020	(5)(6)	59,819	88,271	2.95		12/4/2029
	5/1/2020	(5)(6)	64,880	99,029	4.24		5/1/2030
	3/1/2021	(4)(6)	—	72,000	41.58		3/1/2031
	6/24/2021	(4)(6)	—	72,000	23.19		6/24/2031

(1)
The option grant is subject to the terms of our 2019 Plan. One-fourth of the shares subject to the stock option vest on the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through such date. Thereafter, 1/48 of the shares subject to the stock option vest on a monthly basis following the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through each applicable vesting date. The option was granted on October 1, 2019, in connection with our reorganization and exchange of warrants in iTeos Belgium for stock options in our company.
(2)
The exercise price was converted from Euros to U.S. dollars based on the exchange rate on October 1, 2019 of 1USD:1.0932€.

(3)
The shares subject to the option become fully exercisable upon a liquidation event (as defined in the option agreement) and, if the named executive officer is terminated for any reason other than cause (as defined in the option agreement) or resigns for good reason (as defined in the option agreement) within 3 months prior to or 18 months after the liquidation event, 100% of the then-unvested shares shall become vested.
(4)
The option grant is subject to the terms of our 2020 Plan. One-fourth of the shares subject to the stock option vest on the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through such date. Thereafter, 1/48 of the shares subject to the stock option vest on a monthly basis following the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through each applicable vesting date.
(5)
The option grant is subject to the terms of our 2019 Plan. One-fourth of the shares subject to the stock option vest on the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through such date. Thereafter, 1/48 of the shares subject to the stock option vest on a monthly basis following the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through each applicable vesting date.
(6)
Upon the named executive officer’s continued service to us through a sale event, 100% of the then-unvested shares subject to the option shall become vested immediately prior to the consummation of such sale event.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking.

This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2021, to which we were or will be a party, in which:

•
the amount involved in the transaction exceeds, or will exceed, $120,000; and
•
in which any of our executive officers, directors or holder of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and our directors are described elsewhere in this Proxy Statement under “Director Compensation” and “Executive Compensation.”

Stock Option Grants to Executive Officers

We have granted stock options to our named executive officers, as more fully described in the section entitled “Executive Compensation.”

Indemnification agreements

As permitted by Delaware law, provisions in our amended and restated certificate of incorporation and amended and restated bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. In addition, we have entered into indemnification agreements with each of our executive officers and the members of our Board which may require us to indemnify them.

Policies for Approval of Related Party Transactions

Our Board reviews and approves transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related party. In connection with our initial public offering, our Board adopted a written related party transactions policy. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of April 12, 2022, information regarding the beneficial ownership of our common stock by:

•
each person, or group of affiliated persons, who is known by us to be the beneficial owner of five percent or more of our outstanding common stock (on an as-converted to common stock basis);
•
each of our directors;
•
each of our named executive officers; and
•
all of our current directors and executive officers as a group.

The column entitled “Shares Beneficially Owned” is based on a total of 35,521,912 shares of our common stock outstanding as of April 12, 2022.

Each individual or entity shown on the table has furnished information with respect to beneficial ownership. Except as otherwise indicated below, the address of each officer, director and five percent stockholder listed below is c/o iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of April 12, 2022 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Shares Beneficially Owned
	Number	Percentage
5% or Greater Stockholders
Entities Affiliated with MPM Capital (1)	4,484,728	12.6%
Entities Affiliated with RA Capital (2)	4,417,259	12.4%
Entities Affiliated with Boxer Capital (3)	3,192,058	9.0%
RTW Investments, LP (4)	2,353,015	6.6%
Directors, Named Executive Officers and Other Executive Officers
Michel Detheux, Ph.D. (5)	1,131,981	3.2%
Matthew Call (6)	246,580	*
Joanne Jenkins Lager, M.D. (7)	267,524	*
David L. Hallal (8)	225,735	*
Detlev Biniszkiewicz, Ph.D. (9)	13,108	*
Aaron Davis (10)	16,608	*
Derek DiRocco (11)	16,608	*
Tim Van Hauwermeiren (12)	94,310	*
Ann D. Rhoads (13)	30,197	*
Matthew Roden, Ph.D. (14)	17,530	*
Tony Ho, M.D. (15)	11,994	*
Robert Iannone (16)	11,994	*
All executive officers and directors as a group (14 persons) (17)	2,303,619	6.5%

* Represents beneficial ownership of less than one %.

(1)
Information herein is based solely on a Form 4 filed by MPM BioVentures 2014, L.P. (“BV 2014”), MPM BioVentures 2014 (B), L.P. (“BV 2014(B)”), MPM Asset Management Investors BV2014 LLC (“AM BV2014 LLC”), MPM BioVentures 2018, L.P. (“BV 2018”), MPM BioVentures 2018 (B), L.P. (“BV 2018(B)”), MPM Asset Management Investors BV2018 LLC (“AM BV2018 LLC”), UBS Oncology Impact Fund L.P. (“UBS Oncology”), MPM BioVentures 2014 GP LLC (“BV 2014 GP”), MPM BioVentures 2014 LLC (“BV 2014 LLC”), MPM BioVentures 2018 GP LLC (“BV 2018 GP”), MPM BioVentures 2018 LLC (“BV 2018 LLC”), Oncology Impact Fund (Cayman) Management LP (“Oncology Cayman”), MPM Oncology Impact Management LP (“Oncology LP”) and MPM Oncology Impact Management GP LLC (“Oncology GP”) (collectively, the “MPM Entities”) and Ansbert Gadicke, Luke Evnin, Todd Foley and Edward Hurwitz (collectively, the “Listed Persons” and together with the MPM Entities, the “Filing Persons”) with the SEC on January 6, 2022. Consists of 1,544,580 shares held by BV 2014, 97,289 shares held by BV 2014(B), 53,164 shares held by AM BV2014 LLC, 975,523 shares held by BV 2018, 48,966 shares held by BV 2018(B), 19,263 shares held by AM BV 2018 LLC and 1,745,943 shares held by UBS Oncology. BV 2014 GP and BV 2014 LLC are the direct and indirect general partners of BV 2014 and BV 2014(B). BV 2014 GP and BV 2014 LLC are the direct and indirect general partners of BV 2014 and BV 2014(B). BV 2014 LLC is the manager of AM BV2014 LLC. BV 2018 GP and BV 2018 LLC are the direct and indirect general partners of BV 2018 and BV 2018(B). BV 2018 GP and BV 2018 LLC are the direct and indirect general partners of BV 2018 and BV 2018(B). BV 2018 LLC is the manager of AM BV2018 LLC. Oncology GP is the general partner of Oncology LP, the General Partner of Oncology (Cayman), the General Partner of UBS Oncology. Dr. Ansbert Gadicke is managing director of BV 2014 LLC, a managing director of BV2018 LLC and the managing director of Oncology GP. Dr. Ansbert Gadicke, Dr. Luke Evnin and Todd Foley are the members of BV2014 LLC and share voting and dispositive power over the shares held by each of MPM 2014, MPM B 2014 and MPM 2014 LLC. MPM BioVentures 2018 LLC, or BV2018 LLC, is the Managing Member of MPM BioVentures 2018 GP LLC, which is the General Partner of MPM 2018 and MPM B 2018. MPM 2018 LLC invests alongside MPM 2018 and MPM B 2018. Dr. Ansbert Gadicke, Dr. Luke Evnin, Todd Foley, and Edward Hurwitz are the members of BV2018 LLC and share voting and dispositive power over the shares held by each of MPM 2018, MPM B 2018 and MPM 2018 LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address for each of the entities listed in this footnote is c/o MPM Capital, 450 Kendall Street, Cambridge, Massachusetts 02142.
(2)
Information herein is based solely on a Schedule 13D filed by RA Capital Management, L.P. (“RA Capital”), Peter Kolchinsky and Rajeev Shah with the SEC on August 5, 2020. Includes 3,024,303 shares held by RA Capital Healthcare Fund, L.P. (the “Fund”), 421,207 shares held in a separately managed account (the “Account”), and

971,749 shares held by RA Capital Nexus Fund, L.P. (the “Nexus Fund”). RA Capital Healthcare Fund GP, LLC is the general partner of the Fund and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund, the Account, and the Nexus Fund. The address of each of RA Capital, the Fund, Dr. Kolchinsky and Mr. Shah is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.
(3)
Information herein is based solely on (i) a Schedule 13D filed by Boxer Capital, LLC (“Boxer Capital”), Boxer Asset Management, Inc. (“Boxer Management”), MVA Investors, LLC (“MVA Investors”), Aaron I. Davis and Joe Lewis on March 21, 2022, and (ii) a Form 4 filed by Aaron I. Davis on March 24, 2022. Consists of 3,192,058 shares held by Boxer Capital. Boxer Management is the managing member and majority owner of Boxer Capital and Joe Lewis is the sole indirect owner of and controls Boxer Management. MVA Investors is the independent, personal investment vehicle of certain employees of Boxer Capital. Aaron Davis, a member of our Board, is the Chief Executive Officer of Boxer Capital, is a member of and has voting and dispositive power over securities held by MVA Investors. The mailing address of each of Boxer Capital, MVA Investors and Aaron I. Davis is: 12860 El Camino Real, Suite 300, San Diego, CA 92130. The mailing address of each of Boxer Management and Joe Lewis is: c/o Cay House, EP Taylor Drive N7776, Lyford Cay, New Providence, Bahamas.
(4)
Information herein is based solely on a Schedule 13G filed by RTW Investments, LP with the SEC on February 14, 2022. Consists of 2,353,015 shares held by RTW Master Fund, Ltd. and one or more private funds (together the “Funds”) managed by RTW Investments, LP (the “Adviser”). The Adviser, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of all Shares held by the Funds. Roderick Wong is the Managing Partner of the Adviser. Each of the reporting persons herein disclaims beneficial ownership of the Shares reported herein except to the extent of the reporting person’s pecuniary interest therein. The mailing address for RTW Investments, LP is 40 10th Avenue, Floor 7, New York, New York, 10014.
(5)
Consists of (i) 26,362 shares held by Dr. Detheux, which includes 10,000 restricted stock units and (ii) 1,131,981 shares of common stock underlying options exercisable within 60 days of April 12, 2022. Included in that amount is 636,951 shares of common stock underlying options exercisable within 60 days of April 12, 2022 that Dr. Detheux has transferred into a trust.
(6)
Consists of (i) 53,672 shares of common stock and (ii) 192,908 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(7)
Consists of 267,524 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(8)
Consists of 225,735 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(9)
Consists of 13,108 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(10)
See footnote (3) above. Also includes 16,608 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(11)
Consists of 16,608 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(12)
Consists of 94,310 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(13)
Consists of 30,197 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(14)
Consists of 17,530 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(15)
Consists of 11,994 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(16)
Consists of 11,9944 shares of common stock underlying options exercisable within 60 days of April 12, 2022.
(17)
Consists of (i) 84,364 shares of common stock and (ii) 2,209,255 shares of common stock underlying options exercisable within 60 days of April 12, 2022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our equity securities to file reports of holdings and transactions in securities of the Company with the SEC.

Based solely on our review of copies of reports filed pursuant to Section 16(a), or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2021, all executive officers, directors and greater than 10% stockholders timely complied with all applicable filing requirements of Section 16(a), with the exception of (a) one late Form 4 filing by Matthew Call with respect to one transaction and (b) one late Form 4 filing by MPM BioVentures 2018, L.P. with respect to one transaction.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of iTeos’ financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of iTeos’ independent registered public accounting firm, (3) the performance of iTeos’ internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the Board.

Management is responsible for the preparation of iTeos’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of iTeos’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of iTeos for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited consolidated financial statements of iTeos be included in iTeos’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF ITEOS THERAPEUTICS INC.

Ann D. Rhoads, Chairperson
Derek DiRocco
Matthew Roden

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon email or oral request to www.envisionreports.com/ITOS, or 1-866-641-4276. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 26, 2022. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our Board or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 9, 2023 and no later than March 11, 2023. Stockholder proposals and the required notice should be addressed to iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

OTHER MATTERS

Our Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Appendix A

ITEOS THERAPEUTICS, INC.

2020 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED

section 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the iTeos Therapeutics, Inc. 2020 Stock Option and Incentive Plan, as amended (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of iTeos Therapeutics, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the Registration Date, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s initial public offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Registration Date” means the date upon which the registration statement on Form S-1 that is filed by the Company with respect to its initial public offering is declared effective by the Securities and Exchange Commission.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)
Administration of Plan. The Plan shall be administered by the Administrator.
(b)
Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)
to select the individuals to whom Awards may from time to time be granted;
(ii)
to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)
to determine the number of shares of Stock to be covered by any Award;
(iv)
to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)
to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)
subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii)
at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)
Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)
Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)
Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)
Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)
Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,809,818 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3, plus on January 1, 2021 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by the lesser of 5 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or such number of shares of Stock as determined by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2021 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 3,809,818 shares of Stock, subject in all cases to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan and under the Company’s 2019 Stock Option and Grant Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)
Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)
Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
(d)
Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed (i) $1,000,000 in the first calendar year the applicable Non-Employee Director is initially elected or appointed to the Board, and (ii) $750,000 in any other year (or in such case, such other limits as may be set forth in Section 3(b) of the Plan or any similar provision of a successor plan). For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS

(a)
Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)
Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the

Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.
(c)
Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)
Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)
Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:
(i)
In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)
Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)
By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)
With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)
Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a)
Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)
Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c)
Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)
Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7. RESTRICTED STOCK AWARDS

(a)
Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b)
Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)
Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)
Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a)
Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to

Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)
Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c)
Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a)
Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. Transferability of Awards

(a)
Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)
Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)
Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)
Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING

(a)
Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)
Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14. Section 409A awards

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the

Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)
Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b)
For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)
a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a)
No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)
Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)
Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)
Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)
Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)
Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan was originally effective upon the date immediately preceding the Registration Date subject to prior stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules (the “Effective Date”). The Plan, as amended hereby, shall be effective as of June 9, 2022. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan was first approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

iTEOS OTE THERAPEUTICS Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/ITOS or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ITOS Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2022 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3 1. Election of the Class II director nominees to serve until the 2025 Annual Meeting of Stockholders: For Withhold For Withhold For Withhold 01 - Aaron Davis 02 - Ann D. Rhoads 03 - Matthew Roden, Ph.D. 2. Approval of Amended and Restated 2020 Stock Option and Incentive Plan For Against Abstain 3. Ratification of the selection of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as the Company’s independent registered public accounting firm For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box 42BV 03MRTB

2022 Annual Meeting of iTeos Therapeutics, Inc. Stockholders June 9, 2022, 11:00 am ET The 2022 Annual Meeting of Stockholders of iTeos Therapeutics, Inc. will be held on Thursday, June 9, 2022 at 11:00 am ET, virtually via the internet at www.meetnow.global/MGJXN6Y. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/ITOS Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ITOS IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE iTEOS THERAPEUTICS iTeos Therapeutics, Inc. Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 9, 2022 Michel Detheux and David L. Hallal, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of iTeos Therapeutics, Inc. to be held on June 9, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the director nominees and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.